ADOBE SYSTEMS INCORPORATED

NONSTATUTORY STOCK OPTION AGREEMENT
(Existing Employee)

    THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the Date of Option Grant by and between Adobe Systems Incorporated and                        (the "Optionee"). The Company has granted to the Optionee pursuant to the Adobe Systems Incorporated 1999 Nonstatutory Stock Option Plan (the "Plan") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "Option").

    1.  DEFINITIONS AND CONSTRUCTION.

      1.1  Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

        (a) "Date of Option Grant" means            .

        (b) "Number of Option Shares" means            shares of Stock, as adjusted from time to time pursuant to Section 9.

        (c) "Exercise Price" means $                     per share of Stock, as adjusted from time to time pursuant to Section 9.

        (d) "Initial Vesting Date" means            .

        (e) "Vested Shares" means, on any relevant date, that portion (disregarding any fractional share) of the Number of Option Shares determined by multiplying the Number of Option Shares by the "Vested Percentage" determined as of such date as follows:

Vested Percentage
Prior to Initial Vesting Date	0
On Initial Vesting Date, provided the Optionee's Service has not terminated prior to such date	2.08%
Plus:
For each of the next 23 full months of the Optionee's continuous Service from the Initial Vesting Date	2.08%
Plus:
For each of the next 12 full months of the Optionee's continuous Service from the Initial Vesting Date until the Vested Percentage equals 100%	4.17%

        (f)  "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

        (g) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

        (h) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        (i)  "Committee" means the Employee Grant Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

        (j)  "Company" means Adobe Systems Incorporated, a Delaware corporation, or any successor corporation thereto.

        (k) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

        (l)  "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

        (m) "Employee" means any person treated as an employee in the records of a Participating Company.

        (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

           (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

          (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

        (p) "Option Expiration Date" means the date eight (8) years after the Date of Option Grant.

        (q) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

        (r) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

        (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

        (t)  "Securities Act" means the Securities Act of 1933, as amended.

        (u) "Service" means the Optionee's employment or service with the Participating Company Group as an Employee or a Consultant, whichever such capacity the Optionee held on the date of Option grant or, if later, the date on which the Optionee commenced Service. The Optionee's Service shall be deemed to have terminated if the Optionee ceases to render Service to the Participating Company Group in such initial capacity. However, the Optionee's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Optionee renders Service in such initial capacity, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

        (v) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

        (w) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

      1.2  Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

    2.  TAX STATUS OF OPTION.

    This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

    3.  ADMINISTRATION.

    All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

    4.  EXERCISE OF THE OPTION.

      4.1  Right to Exercise.  Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

      4.2  Method of Exercise.  Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Treasurer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

      4.3  Payment of Exercise Price.

        (a) Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.

        (b) Limitations on Forms of Consideration.

           (i) Tender of Stock.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (ii) Cashless Exercise.  A "Cashless Exercise" means the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

      4.4  Tax Withholding.  At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option or (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option. Upon request by the Optionee, but subject to approval by the Company, in its discretion, the Company shall withhold from the Vested Shares otherwise issuable to the Optionee upon the exercise of the Option a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by applicable law. Any adverse consequences to the Optionee, including tax consequences, arising in connection with such share withholding procedure shall be the sole responsibility of the Optionee. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

      4.5  Certificate Registration.  Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

      4.6  Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      4.7  Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

    5.  NONTRANSFERABILITY OF THE OPTION.

    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

    6.  TERMINATION OF THE OPTION.

    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

    7.  EFFECT OF TERMINATION OF SERVICE.

      7.1  Option Exercisability.

        (a) Normal Retirement.  If the Optionee's Service with the Participating Company Group terminates at or after the normal retirement age of the Optionee within the meaning of the Adobe Systems 401(k) and Profit Sharing Plan or any successor thereto ("Normal Retirement"), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (b) Early Retirement.  If the Optionee's Service with the Participating Company Group terminates by reason of the early retirement of the Optionee pursuant to an early retirement program established by the Participating Company to which the Optionee renders Service ("Early Retirement"), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period as shall be established pursuant to such early retirement program) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for such additional months of continuous Service, if any, as shall be established pursuant to the early retirement program; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (c) Disability.  If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (d) Death.  If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

        (e) Termination After Change in Control.  If the Optionee's Service with the Participating Company Group ceases as a result of Termination After Change in Control (as defined below), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%. Notwithstanding the foregoing, if it is determined that the provisions or operation of this Section 7.1(e) would preclude treatment of a Change in Control as a "pooling-of-interests" for accounting purposes and provided further that in the absence of the preceding sentence such Change in Control would be treated as a "pooling-of-interests" for accounting purposes, then the Board may, in its sole discretion and notwithstanding any other provision of this Option Agreement to the contrary, unilaterally revoke the provisions of this Section 7.1(e), and thereafter the consequences of the Optionee's termination of Service shall be determined under any other applicable provision of the Option Agreement, including Section 7.1(f) without regard to its exception of a Termination After Change in Control.

        (f)  Other Termination of Service.  If the Optionee's Service with the Participating Company Group terminates for any reason, except Normal Retirement, Early Retirement, Disability, Death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such other longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

      7.2  Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

      7.3  Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      7.4  Termination for Cause.  Notwithstanding any other provision of this Option Agreement, if the Optionee's Service with the Participating Company Group is terminated for Cause (as defined below), the Option shall terminate and cease to be exercisable on the effective date of such termination of Service.

      7.5  Certain Definitions.

        (a) "Termination After Change in Control" shall mean either of the following events occurring within twelve (12) months after a Change in Control:

           (i) termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than for Cause (as defined below); or

          (ii) the Optionee's resignation for Good Reason (as defined below) from all capacities in which the Optionee is then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

      Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is for Cause (as defined below); (2) is a result of the Optionee's normal retirement, early retirement, death or disability; (3) is a result of the Optionee's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control.

        (b) "Cause" shall mean any of the following: (i) the Optionee's conviction of a felony; (ii) the Optionee's material act of fraud, dishonesty or other malfeasance; or (iii) the Optionee's willful, improper disclosure of a Participating Company's confidential or proprietary information.

        (c) "Good Reason" shall mean any one or more of the following:

           (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or any limitation of the Optionee's responsibilities, substantially inconsistent with the Optionee's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Change in Control;

          (ii) without the Optionee's express written consent, the relocation of the principal place of the Optionee's Service immediately prior to the date of the Change in Control, or the imposition of travel requirements substantially more demanding of the Optionee than such travel requirements existing immediately prior to the date of the Change in Control;

          (iii) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (1) the Optionee's base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount, or percentage, and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Optionee's), or (2) the Optionee's bonus compensation, if any, in effect immediately prior to the date of the Change in Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Optionee); or

          (iv) any failure by the Participating Company Group to (1) continue to provide the Optionee with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Optionee was participating immediately prior to the date of the Change in Control, or their equivalent, or (2) provide the Optionee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee.

    8.  CHANGE IN CONTROL.

      8.1  Definitions.

        (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

        (b) A "Change in Control" shall mean an Ownership Change Event in which the stockholders of the Company immediately before the Ownership Change Event do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction in which the Company is not the surviving corporation.

      8.2  Effect of Change in Control on Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for the Option in connection with a Change in Control, the Board shall provide that any unexercised and/or unvested portions of the Option shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control. The exercise and/or vesting of any option that was permissible solely by reason of this paragraph 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control.

    9.  ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

    10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

    The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

    11.  MISCELLANEOUS PROVISIONS.

      11.1  Binding Effect.  This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      11.2  Termination or Amendment.  The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

      11.3  Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

      11.4  Integrated Agreement.  This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      11.5  Applicable Law.  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

      11.6  Counterparts.  This Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ADOBE SYSTEMS INCORPORATED
By:

Title:

Address:	345 Park Avenue San Jose, CA 95110-2704

    The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

OPTIONEE
Date:

Signature
Optionee Address:

ADOBE SYSTEMS INCORPORATED

NONSTATUTORY STOCK OPTION AGREEMENT
(New Employee)

    THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the Date of Option Grant by and between Adobe Systems Incorporated and                        (the "Optionee"). The Company has granted to the Optionee pursuant to the Adobe Systems Incorporated 1999 Nonstatutory Stock Option Plan (the "Plan") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "Option").

    1.  DEFINITIONS AND CONSTRUCTION.

      1.1  Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

        (a) "Date of Option Grant" means            .

        (b) "Number of Option Shares" means            shares of Stock, as adjusted from time to time pursuant to Section 9.

        (c) "Exercise Price" means $                     per share of Stock, as adjusted from time to time pursuant to Section 9.

        (d) "Initial Vesting Date" means            .

        (e) "Vested Shares" means, on any relevant date, that portion (disregarding any fractional share) of the Number of Option Shares determined by multiplying the Number of Option Shares by the "Vested Percentage" determined as of such date as follows:

Vested Percentage
Prior to Initial Vesting Date	0
On Initial Vesting Date, provided the Optionee's Service has not terminated prior to such date	25%
Plus:
For each of the next 12 full months of the Optionee's continuous Service from the Initial Vesting Date	2.08%
Plus:
For each of the next 12 full months of the Optionee's continuous Service from the Initial Vesting Date until the Vested Percentage equals 100%	4.17%

        (f)  "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

        (g) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

        (h) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        (i)  "Committee" means the Employee Grant Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

        (j)  "Company" means Adobe Systems Incorporated, a Delaware corporation, or any successor corporation thereto.

        (k) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

        (l)  "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

        (m) "Employee" means any person treated as an employee in the records of a Participating Company.

        (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

           (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

          (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

        (p) "Option Expiration Date" means the date eight (8) years after the Date of Option Grant.

        (q) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

        (r) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

        (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

        (t)  "Securities Act" means the Securities Act of 1933, as amended.

        (u) "Service" means the Optionee's employment or service with the Participating Company Group as an Employee or a Consultant, whichever such capacity the Optionee held on the date of Option grant or, if later, the date on which the Optionee commenced Service. The Optionee's Service shall be deemed to have terminated if the Optionee ceases to render Service to the Participating Company Group in such initial capacity. However, the Optionee's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Optionee renders Service in such initial capacity, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

        (v) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

        (w) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

      1.2  Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

    2.  TAX STATUS OF OPTION.

    This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

    3.  ADMINISTRATION.

    All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

    4.  EXERCISE OF THE OPTION.

      4.1  Right to Exercise.  Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

      4.2  Method of Exercise.  Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Treasurer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

      4.3  Payment of Exercise Price.

        (a) Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.

        (b) Limitations on Forms of Consideration.

           (i) Tender of Stock.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (ii) Cashless Exercise.  A "Cashless Exercise" means the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

      4.4  Tax Withholding.  At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option or (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option. Upon request by the Optionee, but subject to approval by the Company, in its discretion, the Company shall withhold from the Vested Shares otherwise issuable to the Optionee upon the exercise of the Option a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by applicable law. Any adverse consequences to the Optionee, including tax consequences, arising in connection with such share withholding procedure shall be the sole responsibility of the Optionee. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

      4.5  Certificate Registration.  Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

      4.6  Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      4.7  Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

    5.  NONTRANSFERABILITY OF THE OPTION.

    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

    6.  TERMINATION OF THE OPTION.

    The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

    7.  EFFECT OF TERMINATION OF SERVICE.

      7.1  Option Exercisability.

        (a) Normal Retirement.  If the Optionee's Service with the Participating Company Group terminates at or after the normal retirement age of the Optionee within the meaning of the Adobe Systems 401(k) and Profit Sharing Plan or any successor thereto ("Normal Retirement"), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (b) Early Retirement.  If the Optionee's Service with the Participating Company Group terminates by reason of the early retirement of the Optionee pursuant to an early retirement program established by the Participating Company to which the Optionee renders Service ("Early Retirement"), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period as shall be established pursuant to such early retirement program) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for such additional months of continuous Service, if any, as shall be established pursuant to the early retirement program; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (c) Disability.  If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%.

        (d) Death.  If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

        (e) Termination After Change in Control.  If the Optionee's Service with the Participating Company Group ceases as a result of Termination After Change in Control (as defined below), then (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for the purpose of computing the Vested Percentage, the Optionee will be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Percentage exceed 100%. Notwithstanding the foregoing, if it is determined that the provisions or operation of this Section 7.1(e) would preclude treatment of a Change in Control as a "pooling-of-interests" for accounting purposes and provided further that in the absence of the preceding sentence such Change in Control would be treated as a "pooling-of-interests" for accounting purposes, then the Board may, in its sole discretion and notwithstanding any other provision of this Option Agreement to the contrary, unilaterally revoke the provisions of this Section 7.1(e), and thereafter the consequences of the Optionee's termination of Service shall be determined under any other applicable provision of the Option Agreement, including Section 7.1(f) without regard to its exception of a Termination After Change in Control.

        (f)  Other Termination of Service.  If the Optionee's Service with the Participating Company Group terminates for any reason, except Normal Retirement, Early Retirement, Disability, Death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such other longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

      7.2  Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

      7.3  Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      7.4  Termination for Cause.  Notwithstanding any other provision of this Option Agreement, if the Optionee's Service with the Participating Company Group is terminated for Cause (as defined below), the Option shall terminate and cease to be exercisable on the effective date of such termination of Service.

      7.5  Certain Definitions.

        (a) "Termination After Change in Control" shall mean either of the following events occurring within twelve (12) months after a Change in Control:

           (i) termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than for Cause (as defined below); or

          (ii) the Optionee's resignation for Good Reason (as defined below) from all capacities in which the Optionee is then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

      Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is for Cause (as defined below); (2) is a result of the Optionee's normal retirement, early retirement, death or disability; (3) is a result of the Optionee's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control.

        (b) "Cause" shall mean any of the following: (i) the Optionee's conviction of a felony; (ii) the Optionee's material act of fraud, dishonesty or other malfeasance; or (iii) the Optionee's willful, improper disclosure of a Participating Company's confidential or proprietary information.

        (c) "Good Reason" shall mean any one or more of the following:

           (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or any limitation of the Optionee's responsibilities, substantially inconsistent with the Optionee's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Change in Control;

          (ii) without the Optionee's express written consent, the relocation of the principal place of the Optionee's Service immediately prior to the date of the Change in Control, or the imposition of travel requirements substantially more demanding of the Optionee than such travel requirements existing immediately prior to the date of the Change in Control;

          (iii) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (1) the Optionee's base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount, or percentage, and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Optionee's), or (2) the Optionee's bonus compensation, if any, in effect immediately prior to the date of the Change in Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Optionee); or

          (iv) any failure by the Participating Company Group to (1) continue to provide the Optionee with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Optionee was participating immediately prior to the date of the Change in Control, or their equivalent, or (2) provide the Optionee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee.

    8.  CHANGE IN CONTROL.

      8.1  Definitions.

        (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

        (b) A "Change in Control" shall mean an Ownership Change Event in which the stockholders of the Company immediately before the Ownership Change Event do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction in which the Company is not the surviving corporation.

      8.2  Effect of Change in Control on Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for the Option in connection with a Change in Control, the Board shall provide that any unexercised and/or unvested portions of the Option shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control. The exercise and/or vesting of any option that was permissible solely by reason of this paragraph 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control.

    9.  ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

    10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

    The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

    11.  MISCELLANEOUS PROVISIONS.

      11.1  Binding Effect.  This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      11.2  Termination or Amendment.  The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

      11.3  Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

      11.4  Integrated Agreement.  This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      11.5  Applicable Law.  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

      11.6  Counterparts.  This Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ADOBE SYSTEMS INCORPORATED
By:

Title:

Address:	345 Park Avenue San Jose, CA 95110-2704

    The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

OPTIONEE
Date:

Signature
Optionee Address: